Exhibit 99.1

CAPITAL MARKETS PRESENTATION Fourth Quarter 2024

PRESENTERS 2 Gordon Hardie President and CEO John Haudrich SVP and CFO

SAFE HARBOR COMMENTS 3 FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking” statements related to O - I Glass, Inc . (“O - I Glass” or the “Company”) within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), and Section 27 A of the Securities Act of 1933 , as amended . Forward - looking statements reflect the company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk . The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward - looking statements . It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following : (1) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, trade disputes, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, war, civil disturbance or acts of terrorism, natural disasters, public health issues and weather, (2) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current Ukraine - Russia and Israel - Hamas conflicts and disruptions in supply of raw materials caused by transportation delays), (3) competitive pressures from other glass container producers and alternative forms of packaging or consolidation among competitors and customers, (4) changes in consumer preferences or customer inventory management practices, (5) the continuing consolidation of the Company’s customer base, (6) the Company’s ability to improve its glass melting technology, known as the MAGMA program, and implement it in a manner to deliver economic profit within the timeframe expected, (7) unanticipated supply chain and operational disruptions, including higher capital spending, (8) the Company’s ability to achieve expected benefits from cost management, efficiency improvements, and profitability initiatives, such as its Fit to Win program, including expected impacts from production curtailments and furnace closures, (9) seasonality of customer demand, (10) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (11) labor shortages, labor cost increases or strikes, (12) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (13) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (14) any increases in the underfunded status of the Company’s pension plans, (15) any failure or disruption of the Company’s information technology, or those of third parties on which the Company relies, or any cybersecurity or data privacy incidents affecting the Company or its third - party service providers, (16) risks related to the Company’s indebtedness or changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to generate cash to service indebtedness and refinance debt on favorable terms, (17) risks associated with operating in foreign countries, (18) foreign currency fluctuations relative to the U . S . dollar, (19) changes in tax laws or U . S . trade policies, (20) the Company’s ability to comply with various environmental legal requirements, (21) risks related to recycling and recycled content laws and regulations, (22) risks related to climate - change and air emissions, including related laws or regulations and increased ESG scrutiny and changing expectations from stakeholders, and the other risk factors discussed in the company's filings with the Securities and Exchange Commission . It is not possible to foresee or identify all such factors . Any forward - looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances . Forward - looking statements are not a guarantee of future performance, and actual results or developments may differ materially from expectations . While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward - looking statements contained in this document . Additionally, certain forward - looking and other statements in this presentation or other locations, such as the Company’s corporate website, regarding ESG matters are informed by various ESG standards and frameworks (which may include standards for the measurement of underlying data) and the interests of various stakeholders . Accordingly, such information may not be, and should not be interpreted as necessarily being “material” under the federal securities laws for SEC reporting purposes, even if the Company uses the word “material” or “materiality” in such discussions . ESG information is also often reliant on third - party information or methodologies that are subject to evolving expectations and best practices, and the Company’s approach to and discussion of these matters may continue to evolve as well . For example, the Company’s disclosures may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policies, or other factors, some of which may be beyond its control .

O - I AT A GLANCE 4 GLOBAL LEADER IN GLASS PACKAGING FOCUSED ON WINNING WITH CUSTOMERS, IMPROVING ECONOMIC PROFIT, AND INCREASING THE VALUE OF THE COMPANY Glass is the preferred choice for premium and health - oriented products ~23,000 employees across 68 plants in 19 countries #1 global leader in glass packaging customers across a broad product portfolio $1.22 $1.83 $2.30 $3.09 5.5x 4.4x 3.5x 2.9x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2020 2021 2022 2023 ADJUSTED EPS & FINANCIAL LEVERAGE FY 2023 36 BILLION glass containers manufactured in 2023 $7.1 B NET SALES FIT TO WIN Economic profit mindset to improve competitiveness and boost results 6,000 Sustainability Leadership is driving customer demand BREAKTHROUGH INNOVATION MAGMA & ULTRA

O - I SERVES THE BRANDS YOU TRUST AND LOVE 5 LEADING CUSTOMER RELATIONSHIPS, DESIGN CAPABILITIES AND SERVICE LEVELS

PORTFOLIO OVERVIEW 6 O - I’s non - reportable segment includes operations in Asia as well as machine part sales and engineering services 1) 2023 - 2028 Euromonitor estimates for one way domestic + imported consumption. EU AMERICAS $7.1 $3.1 $3.9 Net Sales ($B) 68 34 32 # Plants 19 10 7 # Countries 55% 35% 75% Long Term Contracts 0% to 1% 0% to 1% - 1% to +2% Long Term CAGR 1 32% Beer 19% Wine 17% Food 16% NAB 16% Spirits Category Mix PRIVILEGED FOOTPRINT WITH DEEP TECHNICAL AND MANUFACTURING CAPABILITIES 2023

COMPETITIVE GLASS OFFERING LEVERAGES MEGA TRENDS 7 Increased demand for premium beverages Health and wellness favors glass over plastics CPG innovation and diversification of product portfolios Glass is the most sustainable rigid packaging Favorable Neutral Unfavorable Glass Metal Plastics

VALUE CREATION ROADMAP

IMPROVEMENT DRIVEN BY 'SELF HELP' RATHER THAN MARKET RECOVERY

ECONOMIC PROFIT MINDSET

CAPTURING MORE OF THE ECONOMIC PROFIT IN THE PACKAGING VALUE CHAIN


CURRENT O-I EP CAPTURE
Horizon 1
FIT TO WIN
Horizon 2
BUILD VALUE MOMENTUM
Horizon 3
(2028+)
STRATEGIC OPTIONALITY
FUTURE O-I EP CAPTURE

PRELIMINARY 2027 TARGETS[1]

Sustainable aEBITDA ≥ $1.45B

FCF ≥ 5% of Sales

ES % ≥ 2% above WACC

8

Economic profit (EP) refers to net earnings (loss) attributable to the Company, excluding interest expense, net, and non-cash goodwill impairment charges, minus the product of the Company's average invested capital and its weighted average cost of capital.
Economic spread percentage (ES %) refers to economic profit divided by the Company's average invested capital.

HORIZON 1: FIT TO WIN

EXPECT ≥ $175M OF SAVINGS IN 2025 OF ≥ $300 MILLION PHASE A TARGET SAVINGS BY 2027

	BENEFITS	MILESTONES

PHASE A

Benefits

- Initial Network Optimization
- SG&A Rightsizing
- Drive Capital Discipline / FCF
- Consistent Financial Performance

2027 Target:
>$300M SAVINGS



~125
≥175
≥ $100M SGA
≥ $75M Closures
2025 Benefits
2026-2027 Benefits

Milestones

- ***Rapidly reducing excess inventory:***
  - Curtailed 18% of capacity in 3Q24; IDS down 17% to 59 (low 50s by FYE24)
- ***Driving productivity: ≥ $100M/yr Target***
  - Evaluating closure of ≥ 7% redundant and unprofitable capacity by mid-2025
  - Already announced closure of ~ 4% capacity yielding ~ 60% of target
- ***Reshaping SG&A: ≥ $200M/yr Target***
  - Expect to achieve 2027 target by early 2026
  - Initiated actions yielding ~ 60% of target
- ***Defining / analyzing EP for all plants, customers and SKUs***
  - Aligning all CapEx spending to EP positive projects/locations

PHASE B

Benefits

- End to End Supply Chain Review
- Economically Profitable Mix & Growth

Discuss At
MARCH 2025
Investor Day

Milestones

- **Total value chain optimization**
- **Supply chain / procurement management**
- **Additional network optimization**
- **Right-sizing cost base to be competitive in all targeted segments**
- **More disciplined sales force management**
- **Prioritizing and reconfiguring portfolio to focus on premium**

9

MONETIZING MAGMA 10 GEN 2 MAGMA GREENFIELD (Bowling Green, KY) MAGMA CORE TECHNOLOGY WORKS RAMPING UP MAGMA GEN 2 GREENFIELD IN BOWLING GREEN ACCELERATING MAGMA TO ECONOMIC PROFIT Ź Ź MAGMA CONTINUES TO ADVANCE WITH INCREASED FOCUS ON ACCELERATING ECONOMIC PROFIT Ź

100% 2023 Unencumbered cash DISCIPLINED CAPITAL ALLOCATION 11 GET FIT TO WIN IMPROVE CAPITAL STRUCTURE RETURN VALUE TO SHAREHOLDERS FCF PROFILE (PRIOR TO ASBESTOS PAYMENTS) FOLLOWING FINAL AND FAIR RESOLUTION OF ASBESTOS - RELATED LEGACY LIABILITIES IN 2022, A SIGNIFICANT PORTION OF CASH FLOW IS NO LONGER ENCUMBERED AND IS INCREASINGLY ALLOCATED TO ENHANCING SHAREHOLDER VALUE 48% 52% 2013 - 2022 Asbestos-related payments Unencumbered cash More than $1.5B was spent on asbestos - related payments

CURRENT MARKET UPDATE 12 O - I IS NOT UPDATING GUIDANCE MARKETS GRADUALLY IMPROVING AMID SLUGGISH CONSUMER CONSUMPTION TRENDS FIT TO WIN EXPECTED TO DRIVE HIGHER 2025 EARNINGS AND CASH FLOW • Cautious on commercial factors until see clear signs of improved consumption • Anticipate ~ $175 million of favorable Fit to Win benefits; Higher production as internal inventory actions abate • Expect higher FCF from improved earnings and lower Cap Ex REFINING VALUE CREATION ROADMAP WITH MORE DETAILS AT MARCH 14, 2025 I - DAY

O - I Is The Global Leader In Glass Packaging Setting The Stage For Solid Recovery In 2025 and Beyond Rapidly Implementing Initial Fit To Win Priorities Determined to Improve Company Value CONCLUSION 13 1 2 3 4 KEY CATALYSTS • Execute Fit to Win Program • Drive Capital Discipline • Deliver Profitable Growth

APPENDIX

HISTORIC FINANCIAL PERFORMANCE 15 $1.22 $1.83 $2.30 $3.09 2020 2021 2022 2023 aEPS $6,091 $6,357 $6,856 $7,105 2020 2021 2022 2023 SALES ($B) $146 $282 $236 $130 $311 $398 $539 $688 $- $100 $200 $300 $400 $500 $600 $700 $800 2020 2021 2022 2023 FCF AND CAPEX ($M) ~ 50% Strategic CapEx 5.5 4.4 3.5 2.9 2.5 2020 2021 2022 2023 LT Target FINANCIAL LEVERAGE

OUR SUSTAINABILITY GOALS Increase recycled content to 50% average by 2030. O - I is taking a tailored approach to increase recycled content rates across its enterprise network as rates vary significantly by geography. 50% TARGET Reduce the amount of natural resources used, reduce the generation of waste by reuse and recycling as we drive towards a “Zero Waste” organization. ZERO WASTE We are committed to reducing our global water usage 25% by 2030, prioritizing operations in higher risk areas. 25% WATER REDUCTION Renewable energy is a pillar in our strategy to lower carbon emissions. Our goal is to reach 40% renewable electricity use by 2030 and to reduce total energy consumption by 9%. 40% RENEWABLE As part of our journey toward zero injuries, we are committed to a 50% improvement of our Total Recordable Incident Rate (TRIR) by 2030. ZERO INJURIES We see tremendous opportunity to positively impact the planet and communities where we operate. We will collaborate with customers, NGOs, suppliers and local leaders with an aim to make glass recycling available in 100% of our locations. SOCIAL IMPACT Approved SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025). 25% GHG REDUCTION At O - I, we are better when we reflect the diverse world we serve, feel welcome, and have equal access to opportunities. We are focused on increasing all aspects of diversity, equity and inclusion across our team. DIVERSITY, EQUITY & INCLUSION Reinvent and reimagine glass - making so the circularity of glass meets the potential of our MAGMA melting technology, low - carbon alternative fuels, and light - weighted glass packaging. R&D TRANSFORMATION Achieve sustainability balance, together, by aligning our supply chain with our 2030 sustainability vision and goals. SUPPLY CHAIN SUSTAINABILITY 16

NON - GAAP FINANCIAL MEASURES 17 The company uses certain non - GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules . Management believes that its presentation and use of certain non - GAAP financial measures, including adjusted earnings, adjusted earnings per share, free cash flow, adjusted effective tax rate, financial leverage ratio, net debt leverage, EBITDA, adjusted EBITDA, segment operating profit, segment operating profit margin, Economic Profit and Economic spread provide relevant and useful supplemental financial information that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance . These non - GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures . Adjusted earnings relates to net earnings attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company’s principal business activity, which is glass container production . Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share . Segment operating profit relates to earnings before interest expense, net, and before income taxes and is also exclusive of items management considers not representative of ongoing operations as well as certain retained corporate costs and other adjustments . Segment operating profit margin is calculated as segment operating profit divided by segment net sales . Adjusted effective tax rate relates to the provision for income taxes, excluding items management considers not representative of ongoing operations and other adjustments, divided by earnings before income taxes, exclusive of items management considers not representative of ongoing operations and other adjustments . EBITDA refers to net earnings, excluding gains or losses from discontinued operations, interest expense, net, provision for income taxes, depreciation and amortization of intangibles . Adjusted EBITDA refers to EBITDA, exclusive of items management considers not representative of ongoing operations and other adjustments . Financial leverage ratio refers to sum of total debt less cash, unfunded pension liability and asbestos/Paddock liability divided by Adjusted EBITDA . Net debt leverage refers to total debt less cash divided by Adjusted EBITDA . Economic Profit (EP) refers to net earnings (loss) attributable to the Company, excluding interest expense, net and non - cash goodwill impairment charges, minus the product of the Company’s average invested capital and its weighted average cost of capital . Economic spread percentage (ES % ) refers to economic profit divided by the Company’s average invested capital . Management uses adjusted earnings, adjusted earnings per share, segment operating profit, segment operating profit margin, EBITDA, Adjusted EBITDA, adjusted effective tax rate, economic profit, economic spread, financial leverage ratio and net debt leverage to evaluate its period - over - period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations . The above non - GAAP financial measures may be useful to investors in evaluating the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity . Further, free cash flow relates to cash provided by operating activities less cash payments for property, plant and equipment . Management has historically used free cash flow to evaluate its period - over - period cash generation performance because it believes these have provided useful supplemental measures related to its principal business activity . It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non - discretionary expenditures that are not deducted from these measures . Management uses non - GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments . The company routinely posts important information on its website – www . o - i . com/investors .

RECONCILIATION TO ADJUSTED EARNINGS 18 The Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measure, adjusted earnings and adjusted earnings per share, for periods beyond the year ended December 31 , 2023 to its most directly comparable GAAP financial measure, Net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts . Net earnings (loss) attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write - off of finance fees, and the income tax effect on such items . The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly . Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to net earnings (loss) attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results .

RECONCILIATION FOR SEGMENT OPERATING PROFIT 19

RECONCILIATION TO NET DEBT AND FINANCIAL LEVERAGE RATIOS 20

FREE CASH FLOW PROFILE (PRIOR TO ASBESTOS PAYMENTS) RECONCILIATION 21

RECONCILIATION TO FREE CASH FLOW 22 The Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measures, free cash flow, for all periods after December 31 , 2024 to its most directly comparable U . S . GAAP financial measure, cash provided by operating activities, without unreasonable effort . This is due to potentially high variability, complexity and low visibility, in the relevant future periods, of components of cash provided by operating activities and cash spent on property, plant and equipment, as well as items that would be excluded from cash provided by operating activities . The variability of these excluded items and other components of cash provided by operating activities may have a significant, and potentially unpredictable, impact on the Company's future financial results .

ADDITIONAL RECONCILIATION 23 RECONCILIATION TO ADJUSTED EBITDA RECONCILIATION TO FINANCIAL AND NET DEBT LEVERAGE RATIOS For the periods ending after December 31 , 2023 , the Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measure s , total financial leverage ratio and net debt leverage ratio , which are defined as the sum of total debt less cash, unfunded pension liability and asbestos/Paddock liability divided by Adjusted EBITDA and total debt less cash divided by Adjusted EBITDA, respectively, to its most directly comparable U . S . GAAP financial measure, Net earnings (loss), because management cannot reliably predict all of the necessary components of this U . S . GAAP financial measure without unreasonable efforts . Net earnings (loss) includes several significant items, such as restructuring, asset impairment and other charges, charges for the write - off of finance fees, and the income tax effect on such items . The decisions and events that typically lead to the recognition of these and other similar non - GAAP adjustments are inherently unpredictable as to if and when they may occur . The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non - GAAP adjustments . For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results . For the year ending December 31 , 2024 and later periods, the Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measure, adjusted EBITDA, to its most directly comparable U . S . GAAP financial measure, net earnings attributable to the Company, because management cannot reliably predict all of the necessary components of this U . S . GAAP financial measure without unreasonable efforts . Net earnings attributable to the Company includes several significant items, such as restructuring, asset impairment and other charges, charges for the write - off of finance fees, and the income tax effect on such items . The decisions and events that typically lead to the recognition of these and other similar non - GAAP adjustments are inherently unpredictable as to if and when they may occur . The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non - GAAP adjustments . For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results .